Exhibit 99.2

                             FIRST FINANCIAL BANCORP
              CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of First Financial Bancorp (the "Company") on Form 10-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Allen R. Christenson, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Allen R. Christenson
------------------------
Allen R. Christenson
Chief Financial Officer
March 21, 2003

A signed original of this written statement required by Section 906 has been provided to First Financial Bancorp and will be retained by First Financial Bancorp and furnished to the Securities and Exchange Commission or its staff upon request.